Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Net income	$ 587,588	$ 635,740	$ 634,139
Other comprehensive income (loss), net of tax Foreign currency translation adjustment	14,397	(26,290)	7,906
Comprehensive income	601,985	609,450	642,045
Less: comprehensive income attributable to non-controlling interest	95,403	90,726	100,329
Comprehensive income attributable to Watsco, Inc.	$ 506,582	$ 518,724	$ 541,716